Exhibit 1
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D and any amendments to it with respect to the common stock, par value NIS .12 per share, of ECI Telecom Ltd., and further agree that this Joint Filing Agreement be included as an Exhibit to those joint filings.
Dated: July 11, 2007

ASHMORE GROUP PLC

By:	/s/ Tim Davis

Name:	Tim Davis
Title:	Head of Legal

ASHMORE INVESTMENT MANAGEMENT LIMITED

By:	/s/ Tim Davis

Name:	Tim Davis
Title:	Head of Legal

ASHMORE INVESTMENTS (UK) LIMITED

By:	/s/ Tim Davis

Name:	Tim Davis
Title:	Head of Legal

ASHMORE MANAGEMENT COMPANY LIMITED

By:	/s/ Nigel Carey

Name:	Nigel Carey
Title:	Director

NORTHERN TRUST (GUERNSEY) LIMITED AS CUSTODIAN AND AGENT FOR AND ON BEHALF OF ASHMORE GLOBAL SPECIAL SITUATIONS FUND 3 LIMITED PARTNERSHIP

By:	/s/ Sarah Brovard Meloney Cohu

Name:	Sarah Brovard Meloney Cohu
Title: Authorized Signatory

NORTHERN TRUST (GUERNSEY) LIMITED AS CUSTODIAN AND AGENT FOR AND ON BEHALF OF ASHMORE GLOBAL SPECIAL SITUATIONS FUND 2 LIMITED

By:	/s/ Sarah Brovard Meloney Cohu

Name:	Sarah Brovard Meloney Cohu
Title: Authorized Signatory

NORTHERN TRUST (GUERNSEY) LIMITED AS CUSTODIAN AND AGENT FOR AND ON BEHALF OF ASSET HOLDER PCC LIMITED RE ASHMORE EMERGING MARKETS LIQUID INVESTMENT PORTFOLIO

By:	/s/ Sarah Brovard Meloney Cohu

Name:	Sarah Brovard Meloney Cohu
Title: Authorized Signatory

NORTHERN TRUST (GUERNSEY) LIMITED AS CUSTODIAN AND AGENT FOR AND ON BEHALF OF ASHMORE EMERGING MARKETS GLOBAL INVESTMENT PORTFOLIO LIMITED

By:	/s/ Sarah Brovard Meloney Cohu

Name:	Sarah Brovard Meloney Cohu
Title: Authorized Signatory

NORTHERN TRUST (GUERNSEY) LIMITED AS CUSTODIAN AND AGENT FOR AND ON BEHALF OF ASHMORE GROWING MULTI STRATEGY FUND LIMITED

By:	/s/ Sarah Brovard Meloney Cohu

Name:	Sarah Brovard Meloney Cohu
Title: Authorized Signatory

NORTHERN TRUST GLOBAL SERVICES LIMITED, LUXEMBOURG BRANCH AS CUSTODIAN AND AGENT FOR AND ON BEHALF OF ASHMORE SICAV EMERGING MARKETS DEBT FUND

By:	/s/ Simon Olley

Name:	Simon Olley
Title: Vice President

EPSILON 1 LTD.

By:	/s/ Ady Marom

Name:	Ady Marom
Title:	Director